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                              DECLARATION OF TRUST
                                       OF
                            G.T. GLOBAL GROWTH FUNDS

                          Dated as of February 19, 1985

          THE DECLARATION OF TRUST of G. T. Global Growth Funds is made as of the 19th day of February, 1985, by the party signatory hereto, as trustee (such person, so long as he shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, being hereinafter called the "Trustees").

                               W I T N E S S E T H

          WHEREAS, the Trustees desire to form a trust fund under the laws of Massachusetts for the investment and reinvestment of funds contributed thereto; and

          WHEREAS, it is proposed that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest as hereinafter provided;

          NOW, THEREFORE, the Trustees hereby declare that they will hold, in trust, all money and property contributed to the trust fund to manage and dispose of the same for the beneficial interest issued hereunder and subject to the provisions hereof, to wit:

                                    ARTICLE I

                              NAME AND DEFINITIONS

          SECTION 1.1. NAME. The name of the trust created hereby is the G. T. Global Growth Funds.

          SECTION 1.2. DEFINITIONS. Wherever they are used herein, the following terms have the following respective meanings:

          (a) "By-laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

          (b) The terms "Commission," "Affiliated Person" and "Interested Person" have the meanings given them in the 1940 Act.

          (c) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by


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Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

          (d) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration", "hereof", "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

          (e) "Distributor" means the party, other than the Trust, to the contract described in Section 4.2 hereof.

          (f) "Fundamental Policies" shall mean the investment restrictions set forth in the Prospectus and designated as fundamental policies therein.

          (g) "Investment Manager" means the party, other than the Trust, to the contract described in Section 4.1 hereof.

          (h) "Majority Shareholder Vote" means the vote of the holders of a majority of Shares which shall consist of: (1) a majority of Shares represented in person or by proxy and entitled to vote at a meeting in Shareholders at which a quorum, as determined in accordance with the By-laws, is present; (ii) a majority of Shares issued and outstanding and entitled to vote when action is taken by written consent of Shareholders; or (iii) a "majority of the outstanding voting securities", as that phrase is defined in the 1940 Act, when action is taken by Shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.

          (i) "Majority of the Trustees" means, as the context directs, a majority of the Trustees then holding office or a majority of the Trustees present and voting at a meeting in which a quorum is present and voting.

          (j) "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder as amended from time to time.

          (k) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities and governments and agencies and political subdivisions thereof.


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          (l)  "Prospectus" means the prospectus (including the statement of additional information to the extent incorporated by reference therein) constituting part of the Registration Statement of the Trust under the Securities Act of 1933, as amended, as such prospectus may be amended or supplemented and filed with the Commission from time to time.

          (m)  "Shareholder" means a record owner of outstanding Shares.

          (n) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the shares of any and all series or classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares.

          (o) "Transfer Agent" means the party, other than the Trust, to the contract described in Section 4.3 hereof.

          (p)  "Trust" means the G.T. Global Growth Funds.

          (q) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

          (r) "Trustees" means the person or persons who have signed the Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time by duly elected, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

                                   ARTICLE II

                                    TRUSTEES

          SECTION 2.1. NUMBER OF TRUSTEES. The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that at all times after the Prospectus of the Trust first becomes effective, the number of Trustees shall in no event be less than three (3) nor more than fifteen (15).

          SECTION 2.2. ELECTION AND TERM. The Trustees shall be elected by a Majority Shareholder Vote following the establishment of the Trust. The Trustees shall have the power to set and alter the terms of office of the Trustees, and they may at any time lengthen or lessen their own terms


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or make their terms of unlimited duration, subject to the resignation and removal provisions of Section 2.3 hereof. In the absence of any action to otherwise define the term of office of the Trustees, their terms shall be of unlimited duration, subject to the resignation and removal provisions of Section
2.3 hereof. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 2.4 hereof, appoint Trustees to fill vacancies. The Trustees may adopt By-laws not inconsistent with this Declaration or any provision of law to provide for election or removal of Trustees by Shareholders at such time or times as the Trustees shall determine to be necessary, advisable or required by law.

          SECTION 2.3. RESIGNATION AND REMOVAL. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided that the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustees, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Each Trustee, by assuming the office of Trustee, is deemed to give to the other Trustees an irrevocable power of attorney to execute on his behalf such documents as the remaining Trustees shall require as provided in the second preceding sentence.

          SECTION 2.4. VACANCIES. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees, or prior to the public offering of Shares of the Trust, if only one Trustee shall then remain in office, the remaining Trustee, shall fill such vacancy by


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the appointment of such other person as they or he, in their or his discretion shall see fit, made by a written instrument signed by a majority of the remaining Trustees or by the remaining Trustee, as the case may be. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.4, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

          SECTION 2.5. DELEGATION OF POWER TO OTHER TRUSTEES. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months or at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Declaration except as herein otherwise expressly provided.

                                   ARTICLE III

                               POWERS OF TRUSTEES

          SECTION 3.1. GENERAL. The Trustees shall have exclusive and absolute control over the property and business of the Trust and of any series of the Trust to the same extent as if the Trustees were the sole owners of such property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not


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herein specifically mentioned.  Any determination as to what is in the interests of the Trust or any series of the Trusts made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

          The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

          SECTION 3.2.  INVESTMENTS.  The Trustees shall have the power to:

          (a) conduct, operate and carry on the business of an investment company;

          (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of negotiable or non-negotiable instruments, debt and equity securities, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options and other securities of any kind, including, without limitation, those issued, guaranteed or sponsored by any and all Persons including, without limitation, states, territories and possessions of the United States, the District of Columbia and any of the political subdivisions, agencies or instrumentalities thereof, and by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, and of corporations or organizations organized under foreign laws, or in "when issued" contracts for any such securities, or retain assets of the Trust or any series thereof in cash and from time to time change the investments of the assets of the Trust or any series thereof; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities or other assets in which the Trust or any series of the Trust may invest should the Fundamental Policies or other investment policies disclosed in the Prospectus so authorize either explicitly


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or by implication.

          The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          SECTION 3.3. LEGAL TITLE. Legal title to all of the Trust Property, including the property of any series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property or property of any series of the Trust to be held by or in the name of one or more of the Trustees, or in the name of the Trust or the series, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each series of the Trust shall vest automatically in each Person who may hereafter become a Trustee.
Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title, or interest in any of the Trust Property or the property of any series of the Trust, and the right, title and interest of such Trustees in all such property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective without the requirement that conveyancing documents be executed and delivered.

          SECTION 3.4. ISSUANCE AND REPURCHASE OF SECURITIES. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and
Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by laws of the Commonwealth of Massachusetts governing business corporation.

          SECTION 3.5. BORROWING MONEY; LENDING TRUST ASSETS. The Trustee shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust or any series thereof, to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust or series assets.


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          SECTION 3.6.  DELEGATION; COMMITTEES.

          (a) The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient.

          (b) Notwithstanding any provisions of Section 3.9 of the Declaration, and in addition to such provisions or any other provision of this Declaration or the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, except with respect to:

          (i) The approval of any action for which Shareholder approval is required by law, by this Declaration, by By-Laws of the Trust of by other Trustee action;

          (ii) The filling of vacancies in the office of a Trustee or in any committee;

          (iii)  The fixing of compensation of the Trustees


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     for serving as Trustees on any committee;

          (iv) The amendment or repeal of this Declaration or the By-laws or the adoption of new provisions for this Declaration or new By-laws;

          (v) The amendment or repeal of any resolution of the Trustees that by its express terms is not so amendable or repealable;

          (vi) A distribution to the Shareholders of the Trust or any series thereof, except at a rate, in a periodic amount or within a price range determined by the Trustees; or

          (vii) The establishment of other committees of the Trustees or the appointment of the members thereof.

          SECTION 3.7. COLLECTION AND PAYMENT. The Trustees shall have power to collect all property due to the Trust or any series of the Trust to pay all claims, including taxes, against the Trust Property or the property of any series of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the property of any series of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust or any series of the Trust; and to enter into releases, agreements and other instruments.

          SECTION 3.8. EXPENSES. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust and any series of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

          SECTION 3.9. MANNER OF ACTING; BY-LAWS. Except as otherwise provided herein or in the By-laws or by any provision of law, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consent of all the Trustees. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.


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          SECTION 3.10.  MISCELLANEOUS POWERS.  The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust to include, by way of illustration, contracting with one or more Persons to provide discretionary investment management of the Trust Property and the various series of the Trust;
(b) enter into joint ventures, partnerships and any other combination or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number or otherwise, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;
(d) purchase, and pay for out of Trust Property or the property of the appropriate series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted to be taken by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnity such Person against such liability; (e) establish pension, profit-sharing, Share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust, (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Manager, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractural obligations of others; (h) determine and change the fiscal year of the Trust or any series of the Trust and the method by which its accounts shall be kept; (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and (j) in general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any of the foregoing, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

          The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.


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          SECTION 3.11.  PRINCIPAL TRANSACTIONS.  Except in transactions permitted by the 1940 Act of any rule or regulation thereunder, or any order of exemption issued by the Commission, or effected to implement the provisions of any agreement to which the Trust is a party, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Manager, Distributor or Transfer Agent or with any Affiliated Person of such person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.


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                                   ARTICLE IV

               INVESTMENT MANAGER, DISTRIBUTOR AND TRANSFER AGENT

          SECTION 4.1. INVESTMENT MANAGER. Subject to approval by Majority Shareholder Vote, the Trustees may in their discretion from time to time enter into an investment advisory or management contract whereby the other party of such contract shall undertake to furnish the Trust or any series thereof such management, investment, advisory, administration, accounting, legal, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities or other assets of the Trust or any series thereof on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Manager and all without further action by the Trustees. Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval of continuance of any such investment advisory or management contract.

          SECTION 4.2. DISTRIBUTOR. The Trustees may in their discretion from time to time enter into a contract, providing for the sale of Shares to net the Trust or the applicable series thereof not less than the net asset value per Share (as described in Article VIII hereof) and pursuant to which the Trust or series thereof may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV, including, without limitation, the provision for the repurchase or sale of shares of the Trust or any series thereof by such other party as principal or as agent of the Trust.

          SECTION 4.3. TRANSFER AGENT. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer


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agency and shareholder services to the Trust or any series thereof.  The contract shall have such terms and conditions as the Trustees may in their discretion determine which are not inconsistent with the Declaration. Such services may be provided by one or more Persons.

          SECTION 4.4. PARTIES TO CONTRACT. Any contract of the character described in Section 4.1, 4.2 or 4.3 of this Article IV and any other contract may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, Shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust or any series thereof under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV. The same Person may be the other party to any contracts entered into pursuant to Sections 4.1, 4.2 and 4.3 above or otherwise, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts referred to in this Section 4.4.

                                    ARTICLE V

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                              TRUSTEES AND OTHERS

          SECTION 5.1. NO PERSONAL LIABILITY OF SHAREHOLDER, TRUSTEES, ETC. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the property of any series of the Trust, or the acts, obligations or affairs of the Trust or any series thereof. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on


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account thereof, be held to any personal liability.  The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reasons of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

          SECTION 5.2. NON-LIABILITY OF TRUSTEES, ETC. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

          SECTION 5.3.  INDEMNIFICATION.

          (a)  Subject to the exceptions and limitations contained in paragraph
(b) below:

          (i) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) to the fullest extent permitted by law of every person who is, or has been, a Trustee or officer of the Trust or any series of


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     the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer of the Trust or of any series and against amounts paid or incurred by him in the settlement thereof;





          (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


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          (b)  No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that


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     such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

          As used in this Section 5.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

          SECTION 5.4. NO BOND REQUIRED OF TRUSTEES. No Trustee shall be obligated to give any bond of other security for performance of any of his duties hereunder.

          SECTION 5.5. NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, INSURANCE. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

          SECTION 5.6. RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Investment Manager, the Distributor, Transfer Agent, consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless or whether such counsel or expert may also be a Trustee.

                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST

          SECTION 6.1. BENEFICIAL INTEREST. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, no par value. The number such shares of beneficial interest authorized hereunder is unlimited. The Trustees may initially issue whole and fractional Shares of a single class, each of which shall represent an equal proportionate share in the Trust with each other Share. The Trustees may divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate interest in the Trust. Subject to the provisions of Section 6.9 hereof, the Trustees may also authorize the creation of additional series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional classes of shares, within any series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

          SECTION 6.2.  RIGHTS OF SHAREHOLDERS.

          (a) The ownership of the Trust Property and the property of each series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property profits, rights or interests of the Trust (or series thereof) nor can they be called upon to assume any losses of the Trust (or series thereof) or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of shares.

          (b) Notwithstanding anything elsewhere contained in this Declaration of Trust or in the By-laws of the Trust, the Shareholders of the Trust shall have such rights, and the Trust, the Board of Trustees, and the Trustees shall have such obligations, as would exist if the Trust were a common law trust covered by Section 16(c) of the 1940 Act or any successor to Section 16(c). In the event that the Trust has outstanding two or more classes or series of Shares pursuant to Section 6.9 below, each such class or series shall be considered as if it were a separate common law trust covered by Section 16(c). However, the Trust may at any time or from time to time apply to the Commission for one or more exemptions from all or part of Section 16(c) and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of Section 16(c) for the purposes of this Section 6.2.

          SECTION 6.3. TRUST ONLY. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          SECTION 6.4. ISSUANCE OF SHARES. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust.
Reductions in the number of outstanding Shares may be made pursuant to the provisions of Section 8.3. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractions of a Share as described in the Prospectus.

          SECTION 6.5. REGISTER OF SHARES. A register shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by each of them and a record of all transfers thereof. Such register may be in written form or any other form capable of being concerted into written form within a reasonable time for visual inspection. Such Register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he had given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share Certificates and promulgate appropriate rules and regulations as to their use.

          SECTION 6.6. TRANSFER OF SHARES. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee, or agent of the Trust shall be affected by any notice of the proposed transfer.

          Any person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but, until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law, except as may otherwise be provided by the laws of the Commonwealth of Massachusetts.

          SECTION 6.7. NOTICES. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

          SECTION 6.8. VOTING POWERS. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.2 hereof,
(ii) with respect to any investment advisory or management contract as provided in Section 4.1 hereof, (iii) with respect to termination of the Trust or any series thereof as provided in Section 9.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 hereof, (vi) with respect to incorporation of the Trust to the extent and as provided in Section 9.5 hereof, (vii) to the same extent as the stockholders of the Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act or any other law, the Declaration, the By-laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust as of the record date, as determined in accordance with the By-laws, shall not be voted and except that the Trustees may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken on a series by series basis. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-laws to be taken by Shareholders.
The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

          SECTION 6.9. SERIES OF CLASSES OF SHARES. If the Trustees shall divide the shares of the Trust into two or more series or two or more classes of any series, as provided in Section 6.1 hereof, the following provisions shall be applicable:

          (a) All provisions herein relating to the Trust shall apply equally to each series of the Trust except as the context otherwise requires.

          (b) The number of authorized shares and the number of shares of each series or of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series or class into one or more series or one or more classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series or class), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series or any class reacquired by the Trust at their discretion from time to time.

          (c) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to any one or more series which represents the interest in the assets of the Trust immediately prior to the establishment of two or more series and the power of the Trustees to invest and reinvest assets applicable to any other series shall be as set forth in the instrument of the Trustees establishing such series which is hereinafter described.

          (d) All consideration received by the Trust for the issue or sale of Shares of a particular series or class together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series of class, the Trustees shall allocate them among any one or more of the series or classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all series or classes for all purposes.

          (e) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of Shares of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular series of the Trust shall look only to the assets of that particular series for payment of such credit, contract or claim.

          (f) The power of the Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to any one or more series or classes which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series or classes. With respect to any other series or class, dividends and distributions on Shares of a particular series or class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series or class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series or class. All dividends and distributions on Shares of a particular series or class shall be distributed pro rata to the Shareholders of that series or class in proportion to the number of Shares of that series or class held by such Shareholders at the date and time of record establishment for the payment of such dividends or distribution.

          (g) Each Share of a series of the Trust shall represent a beneficial interest in the net assets of such series. Each holder of Shares of a series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such series. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a series, such Shareholder shall be paid solely out of the funds and property of such series of the Trust. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series. A Shareholder of a particular series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series of the Trust.

          (h) Notwithstanding any other provision hereof, on any matter submitted to a vote of Shareholders of the Trust, all Shares then entitled to vote shall be voted by individual series, except that (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series, and (2) when the Trustees have determined that the matter affects only the interests of Shareholders of a limited number of series, then only the Shareholders of such series shall be entitled to vote thereon. Except as otherwise provided in this Article VI, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each class and series of Shares.

          (i) The establishment and designation of any series or class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series or class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VII

                                   REDEMPTIONS

          SECTION 7.1.  REDEMPTIONS.

          (a) All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in
Article VII and Article VIII hereof. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) the Trust, at its option, may exchange cash or a portion of the assets of the Trust for redeemed shares, (b) such amount per share shall not exceed the cash equivalent of the proportionate interest of each share or of any class or series of shares in the assets of the Trust at the time of the redemption or repurchase and (c) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for effecting and suspending redemption shall be as set forth in the Prospectus from time to time. Payment will be made in such manner as described in the Prospectus. Redemption is conditional upon the Trust having funds legally available for redemption.

          (b) The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practical or it is not reasonably practical for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii),

(iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension. Any suspension as provided above may be with respect to one or more series of the Trust, as designated by the Trustees, and may vary as between series as to the terms and conditions, if any, of such suspension.

          SECTION 7.2. REDEMPTION OF SHARES; DISCLOSURE OF HOLDING. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust or any series thereof has or may become concentrated in any Person to an extent which would disqualify the Trust or any series thereof as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or the appropriate series thereof sufficient, in the opinion of the Trustees, to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or series thereof into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any series thereof to any Person whose acquisition of the Shares or other securities of the Trust in question would in the opinion of the Trustees result in such disqualification. The redemption shall be effected at a redemption price determined in accordance with Section 7.1 hereof.

          The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust or any series thereof as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

          SECTION 7.3. REDEMPTIONS OF ACCOUNTS OF LESS THAN $500. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $500 (determined, for this purpose only, as the greater of the stockholder's cost or the then current net asset value of the shares). A Shareholder will be notified that the value of his account is less than $500 and allowed at least sixty (60) days to make an additional investment before redemption is processed.

          SECTION 7.4. OTHER REDEMPTIONS. The Trust may repurchase Shares of its capital stock in the open market, or at private sale, or otherwise, out of funds legally available therefor, at a price based upon but not exceeding the net asset value last determined prior to the purchase, at such times as may be established by the Trustees consistent with any applicable rules promulgated by the Commission under the 1940 Act. The Trust may also reduce the number of outstanding Shares pursuant to the provisions of Section 8.3 hereof.

                                  ARTICLE VIII

                        DETERMINATION OF NET ASSET VALUE,
                           NET INCOME AND DISTRIBUTIONS

          SECTION 8.1. NET ASSET VALUE. The net asset value of each outstanding Share of each series of the Trust shall be determined on such days and at such time or times as the Trustees may determine. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus. The time and method of determination of net asset value may vary among each series when the Trustees deem appropriate. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Manager, the Custodian, the Transfer Agent or such other person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

          SECTION 8.2. DISTRIBUTIONS TO SHAREHOLDERS. The Trustees shall from time to time distribute ratably among the Shareholders of a series such proportion of the net profits, surplus (including paid-in surplus), capital or assets of such series held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of such series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of such series issuable hereunder in such manner, at such times and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of a series or to meet obligations of a series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business of the Trust or series. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

          Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power, exercisable in their discretion, to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the series to avoid or reduce liability for taxes.

          SECTION 8.3. DETERMINATION OF NET INCOME. The Trustees shall have the power, which may be exercised or not as the Trustees determine to be appropriate, to determine the net income of any or all series of the Trust one or more times on each business day and at each such determination declare such net income as dividends in additional Shares of such series. The determination of net income and the resultant declaration of dividends shall be as set forth in the Prospectus. It is expected that each such series will have a positive net income at the time of each determination. If for any reason the net income of a series is a negative amount, the Trustees shall have authority to reduce the number of outstanding Shares of such series. Such reduction will be effected by having each Shareholder of such series proportionately contribute to the capital of such series the necessary Shares of such series that represent the amount of the excess upon such determination. Each Shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in such series of the Trust. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expenses shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, with the balance, if any, to be treated as principal.

          SECTION 8.4. POWER TO MODIFY FOREGOING PROCEDURES. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable to further the interests of the Trust, any series of the Trust or of the Shareholders of the Trust or of any series of the Trust, or to enable any series to comply with any provision of the 1940 Act, or any rule or regulation thereunder, including any rule or regulation adopted pursuant to
Section 22 of the 1940 Act by the Commission or any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by said Commission, all as in effect now or hereafter amended or modified. Without limiting the generality of the foregoing, the Trustees may establish classes or series of Shares in accordance with Section 6.9 hereof.




                                   ARTICLE IX

                            Duration; Termination of
                         TRUST; AMENDMENT; MERGERS, ETC.

          SECTION 9.1. DURATION. The Trust and each series of the Trust shall continue without limitation of time but subject to the provisions of this
Article IX.

          SECTION 9.2.  TERMINATION OF TRUST.

          (a) The Trust or any series of the Trust may be terminated (1) by the affirmative vote of the holders of not less than two-thirds of the Shares of the Trust or such series outstanding and entitled to vote at any meeting of Shareholders, or (2) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other method or vote as may be established by the Trustees with respect to any class or series of Shares, or (3) by the unanimous action of the Trustees by written notice to the Shareholders. Upon the termination of the Trust or any series of the Trust:


               (i) The Trust or series shall carry on no business except for the purpose of winding up its affairs.

               (ii) The Trustees shall proceed to wind up the affairs of the Trust or series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of such series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or property of such series shall require Shareholder approval in accordance with Section 9.4 hereof.

               (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of such series, in cash or in kind or partly each, among the Shareholders of the Trust or such series according to their respective rights.

          (b) After termination of the Trust or any series and distribution to the Shareholders of the Trust or such series as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or such series, and the rights and interests of all Shareholders of the Trust or such series shall thereupon cease.

          SECTION 9.3.  AMENDMENT PROCEDURE.

          (a) This Declaration may be amended by a Majority Shareholder Vote, at a meeting of Shareholders, or by written consent without a meeting. The Trustees may also amend this Declaration without the vote or consent of Shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

          (b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series or class of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust, setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

          Notwithstanding any other provision hereof, until such times as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          SECTION 9.4. MERGER, CONSOLIDATION AND SALE OF ASSETS. The Trust or any series may merge or consolidate with, or may acquire the assets of (whether or not subject to the liabilities of), any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any series thereof, including its good will, upon such terms and conditions and for such consideration when and as authorized, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders of not less than two-thirds of such Shares, or, if the proposed action does not affect all series of the Trust, by such other vote as may be established by the Trustees with respect to any series or class of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

          SECTION 9.5.  INCORPORATION.  Notwithstanding the requirements of
Section 9.4 above, with approval of a Majority Shareholder Vote, or by such other vote as may be established by the Trustees with respect to any series or class of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or trust, partnership, association or other organization to take over all of the Trust Property or the property of any series thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of such series to any such corporation, trust, association or organization in exchange for the shares or other securities thereof or otherwise, and to lend money to, subscribe for the shares or other securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust (or any series thereof) or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                    ARTICLE X

                             REPORTS TO SHAREHOLDERS

          The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.1. FILING. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or by the Secretary or any Assistant Secretary of the Trust stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendment thereto.

          SECTION 11.2. RESIDENT AGENT. The Trust may appoint and maintain a resident agent in the Commonwealth of Massachusetts.

          SECTION 11.3. GOVERNING LAW. This Declaration is executed by the Trustees with reference to the laws of the Commonwealth of Massachusetts, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth, notwithstanding any Massachusetts law governing choice of law which may require the construction of this Declaration in accordance with the laws of another state or jurisdiction.

          SECTION 11.4. COUNTERPARTS. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          SECTION 11.5. RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

                 SECTION 11.6.  PROVISIONS IN CONFLICT WITH LAW
                      OR REGULATIONS.

          (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provisions of the Declaration in any jurisdiction.


          IN WITNESS WHEREOF, the undersigned has executed this instrument this 19 day of February, 1985.


                                              /s/ James D. Stocker
                                   __________________________________________

STATE OF CALIFORNIA                 )
                                    ) ss.
CITY AND COUNTY OF SAN FRANCISCO    )



          On this 19 day of February, 1985, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared James D. Stocker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he subscribed his name on the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                             /s/ Carol Adele Sullivan
                              __________________________________________________
                                        Notary Public

                            G.T. GLOBAL GROWTH FUNDS

                          Establishment and Designation
                             of Series of Shares of
                        Beneficial Interest, No Par Value



          The undersigned, being a majority of the Trustees of G.T. Global Growth Funds, a Massachusetts business trust (the "Fund"), acting pursuant to
Section 6.9 of the Declaration of Trust dated as of February 19, 1985 (the "Declaration of Trust") of the Fund, hereby divide the shares of beneficial interest of the Fund into four separate series, each series to have the following special and relative rights:

          1.   The series shall be designated as follows:

               G.T. Pacific Growth Fund
               G.T. Japan Growth Fund
               G.T. Europe Growth Fund
               G.T. International Growth Fund

          2. Each series shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Fund's then currently effective registration statement under the Securities Act of 1933. Each share of beneficial interest of each series ("share") shall be redeemable, shall be entitled to one vote or fraction thereof in respect of a fractional share on matters on which shares of that series shall be entitled to vote and shall represent a pro rata beneficial interest in the assets allocated to that series, and shall be entitled to receive its pro rata share of net assets of that series upon liquidation of that series, all as provided in the Declaration of Trust.

          3. Shareholders of each series shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to any series as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule and by the Declaration of Trust.

          4. The assets and liabilities of the Fund shall be allocated among the above-referenced series as set forth in Section 6.9 of the Declaration of Trust.

          5. The Trustees (including any successor Trustee) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation or any series now or hereafter created, or to otherwise change the special and relative rights of any such series provided that such change shall not adversely affect the rights of holders of shares of a series.

Dated:  March 7, 1985

                                                   /s/ James D. Stocker
                                        _______________________________________

STATE OF CALIFORNIA                  )
                                     ) ss.
CITY AND COUNTY OF SAN FRANCISCO     )


          On this 7 day of March, 1985, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared James D. Stocker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he subscribed his name on the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                                /s/ Carol Adele Sullivan
                                        _______________________________________
                                                      Notary Public

                               FIRST AMENDMENT TO
                             DECLARATION OF TRUST OF
                            G.T. GLOBAL GROWTH FUNDS


          THE DECLARATION OF TRUST of G.T. GLOBAL GROWTH FUNDS (the "Trust"), made as of the 19th day of February, 1985 is hereby amended to change the name of the Trust and to cure an ambiguity presently in the Declaration of Trust.

          In accord with Section 9.3(a) of Article IX of the Declaration of
Trust:

          Section 1.1 of Article I of the Declaration of Trust is hereby amended by deleting the words "G.T. Global Growth Funds" in the second line thereof and substituting therefor the words "G.T. Global Growth Series."

          Section 1.2(p) of Article I of the Declaration of Trust is hereby amended by deleting the words "G.T. Global Growth Funds" and substituting therefor the words "G.T. Global Growth Series."

          Section 11.4 of Article XI of the Declaration of Trust is hereby amended by deleting the second sentence thereof and substituting therefor the following sentence: "Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or by the Secretary or any Assistant Secretary of the Trust or by the Secretary or any Assistant Secretary of the Trust stating that such action was duly taken in a manner provided herein, and unless the effective date of such amendment is otherwise provided in this Declaration, or unless such amendment or such certificate sets forth some later time for the effectiveness or such amendment, such amendment shall be effective upon its filing."

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the 6 day of May, 1987.


                                                 /s/ C. Derek Anderson
                                        ---------------------------------------
                                                   C. Derek Anderson


                                                  /s/ Frank S. Bayley
                                        ---------------------------------------
                                                     Frank S. Bayley


                                                   /s/ Robert J. Boyd
                                        ---------------------------------------
                                                     Robert J. Boyd


                                                   /s/ Jonathan Baker
                                        ---------------------------------------
                                                Jonathan Custance Baker


                                                  /s/ Michael F. O'Neill
                                        ---------------------------------------
                                                     Michael F. O'Neill


                                                 /s/ Ruth H. Quigley
                                        ---------------------------------------
                                                    Ruth H. Quigley

                            G. T. GLOBAL GROWTH FUNDS



                     Establishment and Designation of Shares
                    of Beneficial Interest, Without Par Value



          The undersigned, being a majority of the Trustees of G.T. Global Growth Funds, a Massachusetts business trust (the "Trust"), acting pursuant to
Section 6.9 of the Declaration of Trust dated as of February 19, 1995, as amended (the "Declaration of Trust"), of the Trust, and having heretofore divided the shares of beneficial interest of the Trust into four separate series ("original Series"), hereby establish two additional series of the Trust's unissued shares of beneficial interest, without par value ("Additional Series"), each Additional Series to have the following special and relative rights:

          1.   The Additional Series shall be designated as follows:

               G.T. America Growth Fund
               G.T. Worldwide Growth Fund

          2. Each Additional Series shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933. Each share of beneficial interest of each Additional Series ("share") shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which shares of that Additional Series shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to that Additional Series and shall be entitled to receive its pro rata share of net assets of that Additional Series upon liquidation of that Additional Series, all as provided in the Declaration of Trust. The proceeds of sales of shares of an Additional Series, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong that Additional Series, unless otherwise required by law.

          3. Shareholders of each Additional Series shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to any Additional Series as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule and by the Declaration of Trust.

          4. The assets and liabilities of the Trust shall be allocated among the Additional Series and the Original Series as set forth in Section 6.9 of the Declaration of Trust.

          5. The Trustee (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any series (including Additional Series) now or hereafter created, or to otherwise change the special and relative rights of any such series provided that such change shall not adversely affect the rights of holders of shares or a series (including the Additional Series).


                                                 /s/ C. Derek Anderson
                                        ---------------------------------------
                                                   C. Derek Anderson


                                                  /s/ Frank S. Bayley
                                        ---------------------------------------
                                                    Frank S. Bayley



                                        ---------------------------------------
                                                   Robert J. Boyd


                                                 /s/ Jonathan Baker
                                        ---------------------------------------
                                              Jonathan Custance Baker


                                                /s/ Michael F. O'Neill
                                        ---------------------------------------
                                                  Michael F. O'Neill


                                                  /s/ Ruth H. Quigley
                                        ---------------------------------------
                                                    Ruth H. Quigley

STATE OF CALIFORNIA                  )
                                     )  ss.
CITY AND COUNTY OF SAN FRANCISCO     )




          On this 6th day of May, 1987, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared C. Derek Anderson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he or she subscribed his or her name on the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                                      /s/ Laurie Ogdahl
                                             __________________________________
                                                        Notary Public

STATE OF CALIFORNIA                  )
                                     ) ss:
CITY AND COUNTY OF SAN FRANCISCO     )




     On this 6th day of May, 1987, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Frank S. Bayley, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he or she subscribed his or her name on the within instrument.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.



                                                     /s/ Laurie Ogdahl
                                              ________________________________
                                                        Notary Public

STATE OF CALIFORNIA                  )
                                     ) ss:
CITY AND COUNTY OF SAN FRANCISCO     )




     On this 6th day of May, 1987, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Jonathan Custance Baker, personally known to me (or proved to me on the basis of satsifactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he or she subscribed his or her name on the within instrument.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.



                                                     /s/ Laurie Ogdahl
                                               ______________________________
                                                        Notary Public

STATE OF CALIFORNIA                  )
                                     ) ss:
CITY AND COUNTY OF SAN FRANCISCO     )




     On this 6th day of May, 1987, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Michael F. O'Neill, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he or she subscribed his or her name on the within instrument.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.



                                                        /s/ Laurie Ogdahl
                                               _______________________________
                                                          Notary Public

STATE OF CALIFORNIA                 )
                                    ) ss:
CITY AND COUNTY OF SAN FRANCISCO    )




    On this 6th day of May, 1987, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Ruth H. Quigley, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he or she subscribed his or her name on the within instrument.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.



                                                      /s/ Laurie Ogdahl
                                               ________________________________
                                                         Notary Public

                            CERTIFICATE OF SECRETARY
                           OF G.T. GLOBAL GROWTH FUNDS



          In accord with Section 11.1 of Article XI of the Declaration of Trust of G.T. Global Growth Funds (the "Trust"), the undersigned, Michele H. Neureuter, Secretary of the Trust, does hereby certify as follows:

          (1) Attached hereto is a document entitled "G.T. Global Growth Funds Establishment of Designation of Shares of Beneficial Interest, without Par Value", establishing additional series of the Trust to be known as the G.T. America Growth Fund and G.T. Worldwide Growth Fund. In accord with the applicable provisions of the Declaration of Trust of the Trust, on May 6, 1987 a majority of the Trustees of the Trust then holding office took the action as described in such document and executed same, and the same remains in full force and effect as of the date hereof.

          (2) Attached hereto is a document entitled "First Amendment to Declaration of Trust of G.T. Global Growth Funds," dated as of May 6, 1987. In accord with the applicable provisions of the Declaration of Trust of the Trust, on May 6, 1987, a majority of the Trustees of the Trust then holding office took the action as described in such document and executed same, and the same remains in full force and effect as of the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary on May 12, 1987 and is hereby acknowledged such to be the undersigned act and deed.


                                                 /s/ Michele Neureuter
                                        ---------------------------------------
                                                   Michele Neureuter
                                                       Secretary
                                               G.T. Global Growth Funds

STATE OF CALIFORNIA                 )
                                    )  ss.
CITY AND COUNTY OF SAN FRANCISCO    )



          On this 12th day of May, 1987, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Michele H. Neureuter, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he or she subscribed his or her name on the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                                      /s/ Laurie Ogdahl
                                              ---------------------------------
                                                        Notary Public

                      AMENDMENT TO DECLARATION OF TRUST OF
                            G.T. GLOBAL GROWTH SERIES
                      CERTIFICATE OF THE BOARD OF TRUSTEES
                         TO CHANGE THE NAME OF A SERIES


     The undersigned, being all of the Trustees of G.T. Global Growth Series ("Company"), a business trust established under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated February 19, 1985, upon due consideration and consultation do hereby approve, adopt and consent to the following Amendments to said Declaration of Trust:

     WHEREAS, the Company's Board of Trustees has established G.T. America Growth Fund, G.T. Europe Growth Fund, G.T. International Growth Fund, G.T. Japan Growth Fund, G.T. Pacific Growth Fund and G.T. Worldwide Growth Fund as series of shares of beneficial interest of the Company;

     NOW THEREFORE BE IT RESOLVED, that the name of the series of the Company known as "G.T. Pacific Growth Fund" be, and it hereby is, changed to "G.T. Global New Pacific Growth Fund."

     Adoption of the foregoing Amendment to the Declaration of Trust as the acts of the Board of Trustees shall be effective as of January 21, 1994, provided that this instrument is signed by at least a majority of the Trustees.


                                         /s/ David A. Minella
                                        ---------------------------------------
                                        David A. Minella



                                        ---------------------------------------
                                        C. Derek Anderson



                                         /s/ Frank S. Bayley
                                        ---------------------------------------
                                        Frank S. Bayley


                                         /s/ Arthur C. Patterson
                                        ---------------------------------------
                                        Arthur C. Patterson


                                         /s/ Ruth H. Quigley
                                        ---------------------------------------
                                        Ruth H. Quigley


50 California Street
27th Floor
San Francisco, CA 94111-4624

                            G.T. GLOBAL GROWTH SERIES

                            CERTIFICATE OF SECRETARY



          I, Peter R. Guarino, Secretary of G.T. Global Growth Series ("Trust"), hereby certify that the Board of Trustees adopted the following preamble and resolution on April 20, 1994:

          WHEREAS, the Trust's Board of Trustees has established G.T. America Growth Fund, G.T. Europe Growth Fund, G.T. International Growth Fund, G.T. Japan Growth Fund, G.T. New Pacific Growth Fund and G.T. Worldwide Growth Fund as series of shares of beneficial interest in the Trust; now, therefore be it

          RESOLVED, that the names of the series of the Trust listed above be, and hereby are, changed, effective May 1, 1994, to G.T. Global:
          America Growth Fund, G.T. Global:  Europe Growth Fund, G.T. Global:
          International Growth Fund, G.T. Global:  Japan Growth Fund, G.T.
          Global: New Pacific Growth Fund, and G.T. Global: Worldwide Growth Fund, respectively.



Dated:  May 17, 1994                      By: /s/ Peter R. Guarino
                                             __________________________________
                                             Peter R. Guarino
                                             Secretary
                                             G.T. Global Growth Series



San Francisco, California (ss)

Subscribed and sworn to before me this 17 day of May, 1994.


/s/ Johanne F. Parley
___________________________________
Notary Public

                            G.T. GLOBAL GROWTH SERIES

                            CERTIFICATE OF SECRETARY

          I, Helge K. Lee, Secretary of G.T. Global Growth Series (the "Company"), hereby certify that the Board of Trustees adopted the following preamble and resolutions at a Meeting of the Board of Trustees duly held on January 17, 1995:

          WHEREAS, the Company currently is authorized to issue an unlimited number of shares of beneficial interest (no par value); now, therefore, be it

          RESOLVED, that an unlimited number of shares of beneficial interest of each Fund be classified as Advisor Class shares of each such Fund, respectively; and be it further

          RESOLVED, that the Class A, Class B and Advisor Class shares of each of the Funds represent interests in the same investment portfolio of each such Fund. Advisor Class shares of each Fund shall be subject to all provisions of
Article VI and Article VII of the Company's Declaration of Trust relating to shares of the Company generally and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as Class A and Class B shares of such Fund, except as follows:

          (1) Expenses related to the distribution of each class of shares of a Fund shall be borne solely by such class;

          (2) The bearing of such expenses solely by each class of shares of a Fund shall be appropriately reflected (in the manner determined by the Board of Trustees) in the net asset value, dividend, distribution and liquidation rights of the shares of such class;

          (3) The Class A shares of each Fund shall be subject to a front-end sales load and a Rule 12b-1 service and distribution fee as determined by the Board of Trustees from time to time prior to the issuance of such shares;

          (4) The Class B shares of each Fund shall be subject to a contingent deferred sales charge and a Rule 12b-1 service and distribution fee as determined by the Board of Trustees from time to time prior to issuance of such shares;

          (5) The Advisor Class shares of each Fund shall not be subject to either a front-end or contingent deferred sales charge or Rule 12b-1 service and distribution fees; and

          (6) Unless otherwise expressly provided in the Declaration of Trust, including any amendment creating any class of series of shares on each matter submitted to a vote of shareholders of the Company, each holder of a share of beneficial interest of the Company shall be entitled to one vote for each share standing in such holder's name on the books of the Company, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that

               (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Massachusetts Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above;

               (b) in the event that the separate vote requirements referred to in paragraph (a), above, apply with respect to one or more classes or series, then subject to paragraph (c), below, the shares of all other classes and series not entitled to a separate vote shall vote together as a single class; and

               (c) as to any matter in which the judgement of the Board of Trustees (which shall be conclusive) does not affect the interests of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of one or more affected classes and series shall be entitled to vote; and be it further

          RESOLVED, that all shares of each particular class of a Fund shall represent an equal proportionate interest in that class, and each share of a particular class shall be equal to each other share of that class of that Fund.

Dated: January 30, 1995                  /s/ Helge K. Lee
                                        _______________________________________
                                        Helge K. Lee
                                        Secretary
                                        G.T. Global Growth Series



STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF SAN FRANCISCO    )

Subscribed and sworn before me this 30th day of January, 1995, by Helge K. Lee.


/s/ Johanne F. Parley
___________________________________
Notary Public